UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2023

WORKDAY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

6110 Stoneridge Mall Road

Pleasanton, California 94588

(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On January 31, 2023, Workday, Inc. (“Workday”) announced a realignment of resources resulting in the elimination of roles impacting approximately 3.0% of its global workforce. These actions are part of Workday’s efforts to help position the company for continued growth. This includes continuing to invest in strategic areas of the business; aligning resources against business priorities; optimizing in certain areas for operational efficiency; and prioritizing to meet customer and market demands. Potential position eliminations in each country are subject to local law and consultation requirements.

A note to Workday’s employees from Workday’s Co-Chief Executive Officers regarding these actions is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

This Current Report on Form 8-K and the accompanying note to Workday’s employees contain forward-looking statements including, but not limited to, statements related to the expected benefits and impact of the elimination of roles and our future hiring plans. These forward-looking statements are based only on currently available information and Workday’s current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties, assumptions, and changes in circumstances that are difficult to predict and many of which are outside of Workday’s control. If the risks materialize, assumptions prove incorrect, or Workday experiences unexpected changes in circumstances, actual results could differ materially from the results implied by these forward-looking statements, and therefore you should not rely on any forward-looking statements. Risks include, but are not limited to, risks described in Workday’s filings with the Securities and Exchange Commission (“SEC”), including Workday’s Form 10-Q for the fiscal quarter ended October 31, 2022, and Workday’s future reports that it may file with the SEC from time to time, which could cause actual results to vary from expectations. Workday assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Note to Workday employees from Workday’s Co-Chief Executive Officers, dated January 31, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2023

Workday, Inc.

/s/ Richard H. Sauer
Richard H. Sauer
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary